                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Check the appropriate box:

/ / Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

/X/ Definitive Information Statement

                                  Aston Funds
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                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
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SEC 733 (04-03) Previous version obsolete

(ASTON ASSET MANAGEMENT LOGO)

                                                                January 15, 2008

                                   ASTON FUNDS

                               ASTON BALANCED FUND
                     ASTON/ABN AMRO GLOBAL REAL ESTATE FUND
                           ASTON/ABN AMRO GROWTH FUND
                         ASTON/ABN AMRO REAL ESTATE FUND
                      ASTON/MONTAG & CALDWELL BALANCED FUND
                       ASTON/MONTAG & CALDWELL GROWTH FUND
                   ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND
                   ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                      ASTON/RIVER ROAD SMALL CAP VALUE FUND
                       ASTON/RIVER ROAD SMALL-MID CAP FUND
                      ASTON/VEREDUS AGGRESSIVE GROWTH FUND
                           ASTON/VEREDUS SCITECH FUND
                        ASTON/VEREDUS SELECT GROWTH FUND

Dear Fellow Shareholder:

     The enclosed Information Statement details the recent approval of new subadvisory agreements for each of the funds listed above (each a "Fund" and collectively, the "Funds").

     Effective October 17, 2007, the subadvisory agreement with respect to each Fund in operation automatically terminated as a result of a change of control and restructuring of ABN AMRO N.V., which has an ownership interest in the subadviser to each Fund that may be deemed controlling. At meetings held in October and December 2007, the Board of Trustees approved retaining the current subadviser with respect to each Fund except Aston/ABN AMRO Growth Fund and the equity portion of Aston Balanced Fund (the "ABN AMRO Growth Portfolios"). With respect to the ABN AMRO Growth Portfolios, at its October meeting, the Board of Trustees approved the retention of the current subadviser for the time being in response to the imminent termination of the subadvisory agreement, but at its December meeting, the Board approved the hiring of a new subadviser, Montag & Caldwell, Inc., effective as of January 1, 2008.

     This Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order that Aston Funds has received from the Securities and Exchange Commission. The order permits Aston to hire subadvisers or amend subadvisory agreements without shareholder approval. The Board of Trustees must approve such subadvisory agreements, and the Aston Funds must provide specified information to shareholders within 90 days of hiring any new subadviser or the retention of a subadviser whose ownership has changed significantly. This Information Statement is being provided to you to meet these requirements.

     Please read the enclosed Information Statement for additional information. We look forward to serving your future investment needs.

Sincerely,

/s/ Kenneth C. Anderson
Kenneth C. Anderson
President

                                                                January 15, 2008

                                   ASTON FUNDS

                               ASTON BALANCED FUND
                     ASTON/ABN AMRO GLOBAL REAL ESTATE FUND
                           ASTON/ABN AMRO GROWTH FUND
                         ASTON/ABN AMRO REAL ESTATE FUND
                      ASTON/MONTAG & CALDWELL BALANCED FUND
                       ASTON/MONTAG & CALDWELL GROWTH FUND
                   ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND
                   ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                      ASTON/RIVER ROAD SMALL CAP VALUE FUND
                       ASTON/RIVER ROAD SMALL-MID CAP FUND
                      ASTON/VEREDUS AGGRESSIVE GROWTH FUND
                           ASTON/VEREDUS SCITECH FUND
                        ASTON/VEREDUS SELECT GROWTH FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

                              INFORMATION STATEMENT

     This document is an Information Statement and is being furnished to shareholders of the above listed series (each a "Fund" and collectively, the "Funds") of Aston Funds (the "Trust"), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (the "SEC"). Aston Asset Management LLC ("Aston") serves as the investment adviser for the Funds. The exemptive order permits Aston to employ additional subadvisers, terminate subadvisers, and modify subadvisory agreements without approval of a Fund's shareholders.


     Under the exemptive order, if Aston retains a new subadviser or materially changes an existing subadvisory agreement between Aston and a subadviser, the Trust must provide shareholders of the Funds with an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers as a result of those changes. The Board of Trustees of Aston Funds (the "Board") must approve each new subadvisory agreement and review the continuance of each subadvisory agreement annually after an initial term of not more than two years. A form of subadvisory agreement is attached to this Information Statement as Appendix A.



     This Information Statement is being mailed on or about January 15, 2008 to the shareholders of the Funds of record as of January 11, 2008. ABN AMRO Asset Management, Inc. ("AAAM"), or its affiliates, will bear the expenses incurred in connection with preparing and mailing this Information Statement.


             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

                                   BACKGROUND

     Prior to October 17, 2007, the Funds received subadvisory services pursuant to a sub-investment advisory agreement (each a "Previous Sub-Investment Advisory Agreement" and collectively, the "Previous Sub-Investment Advisory Agreements") between Aston and each of the following subadvisers (each a "Subadviser" and collectively, the "Subadvisers"):


                   FUND                                    SUBADVISER
-----------------------------------------  -----------------------------------------
Aston Balanced Fund*                       ABN AMRO Asset Management, Inc. ("AAAM")
Aston/ABN AMRO Growth Fund
Aston/ABN AMRO Real Estate Fund
Aston/ABN AMRO Global Real Estate Fund
Aston/Montag & Caldwell Balanced Fund      Montag and Caldwell, Inc. ("Montag &
                                           Caldwell")
Aston/Montag & Caldwell Growth Fund
Aston/Montag & Caldwell Mid Cap Growth
  Fund**
Aston/River Road Dynamic Equity Income     River Road Asset Management, LLC ("River
  Fund                                     Road")
Aston/River Road Small Cap Value Fund
Aston/River Road Small Mid-Cap Fund
Aston/Veredus Aggressive Growth Fund       Veredus Asset Management LLC ("Veredus")
Aston/Veredus SciTech Fund
Aston/Veredus Select Growth Fund


----------

* The Fund is managed under a multi-manager approach and AAAM served as manager to the equity portion of the portfolio.


** The Board of Trustees approved a Sub-Investment Advisory Agreement on behalf of the Fund at its September 20, 2007 meeting. The Fund did not commence operations until November 2007 and the Agreement did not take effect. As discussed below, the Board of Trustees considered and approved new Sub-Investment Advisory Agreements at its October 16, 2007 meeting in anticipation of the change in control of ABN AMRO Holdings N.V. and approved the new form of Agreement for the Fund.


     AAAM and Montag & Caldwell are each indirect wholly-owned subsidiaries of ABN AMRO Holdings N.V. ("ABN AMRO"). ABN AMRO also has an ownership interest in each of River Road and Veredus that exceeds 25% of the voting interests and may be presumed to be a controlling interest. On October 17, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. successfully completed a tender offer for substantially all of the shares of ABN AMRO (the "Tender Offer"). A change in control of a subadviser or a person controlling a subadviser is deemed to be an assignment of any sub-investment advisory agreement of that subadviser. Accordingly, the completion of the Tender Offer was deemed to be an "assignment" of each Previous Sub-Investment Advisory Agreement and resulted in the automatic termination of those agreements as of October 17, 2007. Each Previous Sub-Investment Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act).


     Following completion of the Tender Offer, the consortium commenced the process of restructuring the businesses of ABN AMRO and transferring them to the various members of the consortium. Subject to regulatory approvals, the asset management businesses of ABN AMRO will be acquired by Fortis N.V. It is expected that AAAM will be merged into Fortis Investment Management USA, Inc., which is a wholly-owned subsidiary of Fortis Investment Management S.A., through a series of transactions that are expected to be completed in 2008. The Tender Offer and the subsequent restructuring of ABN AMRO are collectively referred to as the "Transaction." Upon completion of the Transaction, Fortis Investment Management S.A. is expected to indirectly own 100% and 50% of Montag & Caldwell and Veredus, respectively. However, each of Montag & Caldwell and Veredus will continue to operate as independent organizations and will not be combined into the Fortis organization. It is expected that Fortis N.V. will indirectly own 45% of River Road following the acquisition and that River Road will subsequently exercise a repurchase option to reacquire this interest.

     Generally, the 1940 Act requires an investment advisory agreement to be approved by the Board, including the Independent Trustees, and each Fund's shareholders in order for it to become effective. However, the Trust's exemptive order allows Aston to hire and terminate subadvisers and amend subadvisory agreements, subject to Board approval, without obtaining shareholder approval. Because the Previous Sub-Investment Advisory Agreements were expected to terminate as a result of the Transaction, the Board met in person on October 16, 2007 and December 20, 2007 for the purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new Sub-Investment Advisory Agreement, allowing each Subadviser to continue providing services to the Funds (each a "New Sub-Investment Advisory Agreement" and collectively, the "New Sub-Investment Advisory Agreements"). At the Board meetings, and for the reasons discussed below, the Board, including the Trustees who are not parties to the Sub-Investment Advisory Agreement, and who are not "interested persons" of the Funds, the investment adviser or any Subadviser as defined in the 1940 Act (hereafter, the "Independent Trustees"), approved the retention of the previous Subadviser except with respect to the Aston/ABN AMRO Growth Fund and the equity portion of the Aston Balanced Fund (the "ABN AMRO Growth Portfolios"). With respect to the ABN AMRO Growth Portfolios, on October 16, 2007 the Board of Trustees approved the retention of AAAM for the time being in response to the imminent termination of the Previous Sub-Investment Advisory Agreement and on December 20, 2007 the Board of Trustees approved the hiring of Montag & Caldwell as the new Subadviser effective January 1, 2008.

BOARD CONSIDERATIONS

     The Board considered that the then current Sub-Investment Advisory Agreement with each Subadviser would automatically terminate as of the completion of the Tender Offer with respect to substantially all of the outstanding shares of ABN AMRO by a consortium comprised of The Royal Bank of Scotland plc, Banco Santander Central Hispano and Fortis N.V. The Board considered that the Tender Offer was expected to be completed on or about October 17, 2007, and that the consortium subsequently intended to restructure ABN AMRO and transfer its various businesses among the members of the consortium. At its October 16, 2007 meeting, the Board received information compiled from publicly available sources and from AAAM regarding the members of the consortium, their intent with respect to the asset management business of ABN AMRO, and the expected future steps of the Transaction. At its December 20, 2007 meeting, the Board received additional information regarding the Transaction provided by Fortis N.V. and AAAM. The Board considered that the completion of the Transaction was subject to the completion of due diligence by the consortium and regulatory approvals.

     In determining whether to approve the New Sub-Investment Advisory Agreement with respect to each Fund in connection with the Transaction, the Board received information and made inquiries into all matters deemed relevant and considered the following factors among others:

     - whether the personnel of each Subadviser, including management and investment personnel, will remain the same after the restructuring and whether there are sufficient incentives in place to retain key personnel during the completion of the Transaction;

     - whether the change of control will result in any change in the scope, nature or quality of services provided to the Funds by each Subadviser;

     - whether the change of control will change the resources, focus, culture or operations of each Subadviser; and

     - whether the change in control will have any impact on Aston's plans for the Funds, including any proposals to merge or liquidate any Fund.


     The Board also considered that ABN AMRO had undertaken to bear all of the Funds' costs related to the Transaction, including the costs of preparing, printing and mailing an Information Statement to shareholders of the Funds.


     In making its determinations, the Board, including all of the Independent Trustees, also reviewed materials provided by Aston and each Subadviser including information regarding (i) the nature, extent and quality of services provided; (ii) the sub-advisory fee charged and information regarding the expense ratios of the Funds; (iii) fee waivers or expenses reimbursed; and (iv) potential benefits received by affiliates of the Subadviser. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding the performance and operating results of each Fund, given the continuity of portfolio management expected following the Transaction for all Funds other than the ABN AMRO Growth Portfolios. With respect to the ABN AMRO Growth Portfolios, the Independent Trustees requested that management provide information regarding other options for the Funds, including other potential subadvisers, in light of the continuing underperformance of those Funds. The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston, the Subadvisers or their affiliates at both the October 16, 2007 meeting and the December 20, 2007 meeting as part of their consideration of the subadvisory agreements. The Independent Trustees were assisted by independent legal counsel in their deliberations.

ALL FUNDS (OTHER THAN ABN AMRO GROWTH PORTFOLIOS)

     Based on information available at its October 16, 2007 meeting, the Board, including the Independent Trustees, determined that it was in the best interests of each Fund and its shareholders to retain the current Subadviser to each Fund following the termination of each Sub-Investment Advisory Agreement as of October 17, 2007. Aston entered into a New Sub-Investment Advisory Agreement with respect to each Fund as of October 17, 2007. With respect to all Funds other than the ABN AMRO Growth Portfolios, the Board continued each New Sub-Investment Advisory Agreement at its December meeting in connection with any additional assignment that may be deemed to occur as a result of the remaining stages of the Transaction. Among other matters considered by the Board, including the Independent Trustees, in connection with its approval and subsequent continuation of the New Sub-Investment Advisory Agreement for each Fund were the following:

     Nature, Quality and Extent of Services. The Board considered the impact of the Transaction on the nature, extent and quality of services expected to be provided under each New Sub-Investment Advisory Agreement. With respect to AAAM, the Board considered that the Transaction is expected to result in the integration of ABN AMRO's asset management businesses into Fortis N.V., and would likely have a significant impact on the organization, including its personnel, culture and operations. Accordingly, the Board considered information regarding the resources of the combined entity, the plans for integrating the two businesses and plans put in place by management to retain key management and investment personnel during and following the completion of the Transaction. On the basis of information available, the Board determined that the nature, quality and extent of services was expected to continue to be satisfactory with respect to each Fund.

     With respect to each of Montag & Caldwell, River Road and Veredus, the Board considered that the Transaction was not likely to have a material impact on the operations of the organization and that each organization was expected to continue to operate relatively independently from Fortis N.V. following completion of the Transaction. The Board considered that the investment approach of each Subadviser, and the experience and skills of investment personnel responsible for the day-to-day management of the Funds, were not expected to change as a result of the Transaction. The Board also considered that these Subadvisers would not be combined with Fortis N.V. and the Transaction was not expected to impact management of the Subadviser. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services anticipated to be provided by each Subadviser are expected to continue to be satisfactory with respect to each Fund.

     Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rates under each New Sub-Investment Advisory Agreement as well as the overall management fee structure of the Funds. The Board considered that the subadvisory fee rates would not change as a result of the Transaction, and were negotiated at arm's length between Aston and each Subadviser, two unaffiliated parties, and that Aston will compensate the Subadviser from its fees. The Board concluded that additional economies of scale were not expected to result from the Transaction at this time.

     Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered information previously received regarding the potential benefits from the use of "soft dollars," noting that certain Subadvisers generally do not use portfolio brokerage transactions to pay for third party research services. The Board concluded that any incidental benefits to be received by the Subadvisers from their relationship with the Funds are expected to continue to be reasonable following the Transaction.

     Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Investment Advisory Agreement dated October 17, 2007 with each Fund are fair and reasonable, and that the approval of each New Sub-Investment Advisory Agreement and the continuance thereof as of December 20, 2007 in connection with any additional assignment that may be deemed to occur in connection with the Transaction is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

     The form of the New Sub-Investment Advisory Agreement for each Fund is attached hereto as Appendix A.

ABN AMRO GROWTH PORTFOLIOS


     Based on information available at its October 16, 2007 meeting, the Board, including the Independent Trustees, determined that it was in the best interests of each Fund and its shareholders to retain AAAM as subadviser at that time with respect to each ABN AMRO Growth Portfolio in light of the imminent termination of the current Sub-Investment Advisory Agreement as of October 17, 2007. Accordingly, Aston entered into a New Sub-Investment Advisory Agreement with AAAM with respect to each Fund as of October 17, 2007. The Board noted that it had been monitoring the underperformance by the Subadviser and was reviewing remedial steps taken to improve performance. In preparation for the December Board meeting, the Independent Trustees requested that Aston provide information regarding other options for these Funds, including other potential subadvisers, in light of the continuing underperformance of the ABN AMRO Growth Portfolios. The Board also considered additional information regarding the impact of the Transaction on AAAM, including in particular, that the portfolio management team for the ABN AMRO Growth Portfolios would not continue to be employed by AAAM following the Transaction. The Board received information regarding Fortis N.V., including its capabilities as a domestic growth manager.


     At its December meeting, the Board of Trustees, including the Independent Trustees, determined that it was in the best interests of each ABN AMRO Growth Portfolio and its shareholders to terminate AAAM as the Subadviser to each ABN AMRO Growth Portfolio and to engage Montag & Caldwell as the new Subadviser for each Fund effective as of January 1, 2008. The Board, including the Independent Trustees, evaluated information regarding three alternative subadviser candidates that had been provided by Aston at the request of the Independent Trustees. Information was provided with respect to three managers that currently serve as subadvisers to one or more Aston Funds and included an analysis of their respective qualifications to serve as subadviser to the ABN AMRO Growth Portfolios. The Board considered, among other factors, short- and long-term performance records, similarity of investment styles, differences in portfolio turnover, and capacity. The Board also considered the benefits of retaining a subadviser that is already managing a Fund within the Trust, rather than a third party manager, in light of the shareholder base of these Funds.

     Among other matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Investment Advisory Agreement between Aston and Montag & Caldwell for each Fund in connection with any assignment that may be deemed to occur in connection with the remaining steps of the transaction were the following:

     Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services expected to be provided under the New Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications, background, investment approach and experience and skills of investment personnel of Montag & Caldwell, as well as the resources that it makes available to its investment personnel. The Board reviewed the performance of other mutual funds and separate accounts with similar investment objectives and policies as those of the ABN AMRO Growth Portfolios. The Board considered its familiarity with the capabilities of Montag & Caldwell, Montag & Caldwell's longstanding relationship with the Aston Funds and its favorable performance with respect to other Aston Funds with similar investment styles. On the basis of this information, the Board determined that the nature, quality and extent of services to be provided by Montag & Caldwell are expected to be satisfactory.

     Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rates under the New Sub-Investment Advisory Agreements as well as the overall management fee structure of the Funds. The Board considered that the subadvisory fee rates would not change as a result of changing Subadvisers and were negotiated at arm's length between Aston and Montag & Caldwell, and that Aston will compensate the Subadviser from its fees. The Board also considered that the hiring of Montag & Caldwell, rather than a manager with no prior connection with the Trust and its Shareholders, may have a positive impact on each Fund's ability to retain assets. The Board concluded that additional economies of scale were not available at this time.

     Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits received by the Subadviser. The Board considered information previously received regarding the potential benefits from the use of "soft dollars." The Board concluded that any incidental benefits to be received by the Subadviser from its relationship with the Funds are expected to be reasonable.

     Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Investment Advisory Agreement with each Fund are fair and reasonable, and that the approval of the New Sub-Investment Advisory Agreement is in the best interests of each ABN AMRO Growth Portfolio. No single factor was determinative in the Board's analysis.

     The form of the New Sub-Investment Advisory Agreement for each Fund is attached hereto as Appendix A.

DESCRIPTION OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENTS

     The terms of the New Sub-Investment Advisory Agreement for each Fund other than Aston Balanced Fund and Aston/ABN AMRO Growth Fund are identical to those of the Previous Sub-Investment Advisory Agreement, except for the date of effectiveness, the date of termination and the termination provisions. There is no change in the subadvisory fee rate payable by Aston to each Subadviser. The New Sub-Investment Advisory Agreement for each Fund was effective as of October 17, 2007 and has an initial term ending on December 31, 2008. The New Sub-Investment Advisory Agreement for each Fund will continue in effect from year to year thereafter if such continuance is approved on behalf of a Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

     The New Sub-Investment Advisory Agreement for each of Aston Balanced Fund and Aston/ABN AMRO Growth Fund was effective as of January 1, 2008 and has an initial term ending on December 31, 2009. The New Sub-Investment Advisory Agreement for each ABN AMRO Growth Portfolio will continue in effect from year to year thereafter if such continuance is approved on behalf of that Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. While the identity of the Subadviser has changed, the terms of the New Sub-Investment Advisory Agreement are otherwise identical to those of the previous Sub-Investment Advisory Agreement for each ABN AMRO Growth Portfolio, except for the date of effectiveness, the date of termination and the termination provisions. There is no change in the subadvisory fee rate payable by Aston to the Subadviser on behalf of each ABN AMRO Growth Portfolio.

     The New Sub-Investment Advisory Agreement for each Fund, including Aston/ABN AMRO Growth Fund and Aston Balanced Fund, are hereinafter collectively referred to as the "New Sub-Investment Advisory Agreements."

     Investment Management Services. The New Sub-Investment Advisory Agreement for each Fund provides that the Subadviser shall manage the investment and reinvestment of each Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by, and subject to, the oversight of the Fund's Board.

     Brokerage. The New Sub-Investment Advisory Agreement for each Fund authorizes the Subadviser to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Subadviser. The agreement permits the Subadviser to rely on Section 28(e) of the Securities Exchange Act of 1934, as amended, in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided the investment adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the Subadviser to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     Expenses. For the New Sub-Investment Advisory Agreement, the Subadviser agrees to pay all expenses it occurs in connection with its activities under the agreement other than the cost of securities purchased for the Funds (including brokerage commissions and other related expenses).


     Compensation. Under the New Sub-Investment Advisory Agreement for each Fund (other than Aston/ABN AMRO Global Real Estate Fund), Aston pays the Subadviser a management fee out of the investment advisory fee it receives from the Fund in an amount equal to fifty percent (50%) of the positive difference, if any, of the investment advisory fee payable to Aston minus the sum of (i) any investment advisory fees waived by Aston pursuant to an Expense Limitation Agreement, (ii) any expenses reimbursed by Aston pursuant to an Expense Limitation Agreement, and (iii) any payments by Aston to third parties who provide distribution, shareholder or similar services to the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from Aston, which notice shall include the basis for the calculation. With respect to Aston/ABN AMRO Global Real Estate Fund, the agreement provides that if the value of assets allocated to AAAM is greater than $25 million as of a calculation date, the fee payable to AAAM shall be the higher of the Base Fee Rate and the Adjusted Fee Rate. The Base Fee Rate is the rate set forth above. The Adjusted Fee Rate shall mean the average daily net asset value of the assets allocated to AAAM during the period multiplied by an annual rate calculated as follows:


ALLOCATED ASSETS                                         ANNUAL RATE
----------------                                         -----------
Up to $25 million......................................      .00%
Greater than $25 million and up to $50 million.........      .25%
Greater than $50 million and up to $100 million........      .35%
Greater than $100 million..............................      .50%


     Appendix B includes the advisory fee rates and the net assets of other mutual funds advised by each Subadviser with a similar investment objective and policies as the Funds.

     Limitation on Liability. Under the New Sub-Investment Advisory Agreement for each Fund, the Subadviser and its directors, officers, stockholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subadviser or the Funds in connection with any matters to which the advisory agreement relates or for any other act or omission in the performance by the Subadviser of its duties under the subadvisory agreement, except that nothing in the subadvisory agreement shall be construed to protect the Subadviser against any liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under the subadvisory agreement.

     Continuance. The New Sub-Investment Advisory Agreement for each Fund (other than the ABN AMRO Growth Portfolios) has an initial term ending on December 31, 2008. The New Sub-Investment Advisory Agreement for the ABN AMRO Growth Portfolios has an initial term ending on December 31, 2009. Thereafter, each New Sub-Investment Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

     Termination. The New Sub-Investment Advisory Agreement for each Fund provides that the subadvisory agreement may be terminated at any time without the payment of any penalty by the Board, Aston or vote of a majority of the outstanding voting securities of the Fund upon ten (10) days' written notice to the Subadviser or by the Subadviser upon sixty (60) days' written notice to Aston and the Fund. The Previous Sub-Investment Advisory Agreement required sixty (60) days' written notice to or by the Subadviser. A Fund may terminate the advisory agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

AGGREGATE FEES

     Aston receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                             MANAGEMENT FEE RATE
                                              (AS A % OF AVERAGE
                   FUND                       DAILY NET ASSETS)
-----------------------------------------  -----------------------
Aston Balanced Fund......................           0.70%
Aston/ABN AMRO Global Real Estate Fund...           1.00%
Aston/ABN AMRO Growth Fund...............           0.70%
Aston/ABN AMRO Real Estate Fund..........           1.00%
Aston/Montag & Caldwell Balanced Fund....           0.75%
Aston/Montag & Caldwell Growth Fund......     First $800 million
                                                    0.80%
                                           Over $800 million 0.60%
Aston/Montag & Caldwell Mid Cap Growth              0.85%
  Fund...................................
Aston/River Road Dynamic Equity Income              0.70%
  Fund...................................
Aston/River Road Small Cap Value Fund....           0.90%
Aston/River Road Small-Mid Cap Fund......           1.00%
Aston/Veredus Aggressive Growth Fund.....           1.00%
Aston/Veredus SciTech Fund...............           1.00%
Aston/Veredus Select Growth Fund.........           0.80%



     The aggregate subadvisory fees paid by Aston to each Subadviser on behalf of each Fund for the fiscal year ending October 31, 2007 were as follows:

                         FUND                           AGGREGATE FEES
------------------------------------------------------  --------------
Aston Balanced Fund...................................    $   57,714
Aston/ABN AMRO Global Real Estate Fund................         3,789
Aston/ABN AMRO Growth Fund............................     1,714,803
Aston/ABN AMRO Real Estate Fund.......................       435,212
Aston/Montag & Caldwell Balanced Fund.................        25,379
Aston/Montag & Caldwell Growth Fund...................     5,602,898
Aston/Montag & Caldwell Mid Cap Growth Fund...........         --   *
Aston/River Road Dynamic Equity Income Fund...........        76,229
Aston/River Road Small Cap Value Fund.................     1,288,151
Aston/River Road Small-Mid Cap Fund...................         --   **
Aston/Veredus Aggressive Growth Fund..................     1,179,485
Aston/Veredus SciTech Fund............................         --   **
Aston/Veredus Select Growth Fund......................       101,193


----------

* Aston/Montag & Caldwell Mid Cap Growth Fund commenced operations in November 2007.

** No aggregate subadvisory fees were paid on behalf of each of Aston/River Road Small-Mid Cap Fund and Aston/Veredus SciTech Fund after fee waivers and expense reimbursements.

INFORMATION CONCERNING ASTON AND THE SUBADVISERS

     ASTON. Aston Asset Management LLC, 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Funds. Aston is a majority owned subsidiary of Highbury Financial, Inc. As of October 31, 2007, Aston had approximately $5.3 billion in assets under management. Highbury is located at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202.

     AAAM. ABN AMRO Asset Management, Inc. is located at 135 South LaSalle Street, Suite 2300, Chicago, Illinois 60603 and serves as investment adviser or subadviser to eight series of the Aston Funds. As of September 30, 2007, AAAM managed approximately $20.7 billion in assets consisting of primarily institutional accounts, including insurance, pension and profit-sharing trusts. Following the completion of the Transaction, AAAM or its successor will be an indirect wholly-owned subsidiary of Fortis N.V. Fortis Investment Management USA, Inc. ("FIM"), located at 75 State Street, Boston, Massachusetts 02109, has approximately $20.5 billion in assets under management as of November 2007. FIM is a wholly-owned subsidiary of Fortis Investment Management S.A., located at Avenue de L'Astronomie, B-1210 Brussels.

     MONTAG. Montag & Caldwell, Inc., 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, was founded in 1945 and is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc., which is an indirect and wholly-owned subsidiary of ABN AMRO. As of September 30, 2007, Montag managed approximately $17.6 billion in assets. As of the completion of the Transaction, Montag will be an indirect wholly-owned subsidiary of Fortis N.V.


     RIVER ROAD. River Road Asset Management, LLC, Meidinger Tower, Suite 1600, 462 S. Fourth Street, Louisville, Kentucky 40202, was founded in 2005 and is partially owned by ABN AMRO Asset Management Holdings, Inc., which is an indirect and wholly-owned subsidiary of ABN AMRO. As of September 30, 2007, River Road managed approximately $2.9 billion in assets. Following completion of the Transaction, River Road will be partially owned by Fortis N.V.



     VEREDUS. Veredus Asset Management LLC, One Paragon Center, 6060 Dutchmans Lane, Suite 330, Louisville, Kentucky 40205, was founded in 1998 and is partially owned by ABN AMRO Asset Management Holdings, Inc., which is an indirect and wholly owned subsidiary of ABN AMRO. As of September 30, 2007, Veredus managed approximately $1.6 billion in assets. Following completion of the Transaction, Veredus will be partially owned by Fortis N.V.


     Information regarding the principal executive officers and directors of Aston and each Subadviser is shown in Appendix C.

                          DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Trust's distributor and administrator:

              ADMINISTRATOR                               DISTRIBUTOR
-----------------------------------------  -----------------------------------------
Aston Asset Management LLC                 PFPC Distributors, Inc.
120 North LaSalle Street                   760 Moore Road
Chicago, IL 60602                          King of Prussia, PA 19406


BROKERAGE COMMISSIONS

     During the fiscal year ended October 31, 2007, no commissions were paid to brokers affiliated with Aston or any Subadviser.

OUTSTANDING SHARES AND BENEFICIAL OWNERSHIP OF SHARES

     As of January 3, 2008, the issued and outstanding shares of each Fund are as follows:

               FUND                    CLASS N          CLASS I        CLASS R
---------------------------------  --------------   --------------   -----------
Aston Balanced Fund..............   5,004,394.739              N/A           N/A
Aston/ABN AMRO Global Real Estate
  Fund...........................   1,957,970.141              N/A           N/A
Aston/ABN AMRO Growth Fund.......   9,150,882.639   13,789,500.314    42,065.788
Aston/ABN AMRO Real Estate Fund..   4,232,884.914    3,848,511.476           N/A
Aston/Montag & Caldwell Balanced
  Fund...........................     896,989.118       57,578.323           N/A
Aston/Montag & Caldwell Growth
  Fund...........................  28,317,434.756   47,096,309.082   249,697.962
Aston/Montag & Caldwell Mid Cap
  Growth Fund....................     215,932.051              N/A           N/A
Aston/River Road Dynamic Equity
  Income Fund....................   2,600,299.562       16,705.411           N/A
Aston/River Road Small Cap Value
  Fund...........................  16,326,606.297    5,701,019.804           N/A
Aston/River Road Small-Mid Cap
  Fund...........................     791,464.288    5,117,248.983           N/A
Aston/Veredus Aggressive Growth
  Fund...........................   6,690,009.275    6,390,322.354           N/A
Aston/Veredus SciTech Fund.......     313,457.086              N/A           N/A
Aston/Veredus Select Growth
  Fund...........................   3,708,500.508      235,495.445           N/A




     As of January 3, 2008, to the best knowledge of the Funds, the persons who owned of record or beneficially 5% or more of the outstanding shares of each Fund are shown in Appendix D. To the best knowledge of the Funds, the ownership of shares of each Fund by the Trustees and executive officers of the Trust are shown in Appendix E.


OTHER INFORMATION

     The Funds' most recent annual report is available upon request without charge by writing the Trust at P.O. Box 9765, Providence, Rhode Island 02940, by calling toll free 1-800-992-8151 or by downloading it at www.astonfunds.com. To help reduce Fund expenses and environmental waste, the Funds combine mailings for multiple accounts going to a single address by delivering the Funds' reports and information statements in a single envelope. If you do not want to continue consolidating your Fund mailings and prefer to receive separate mailings with multiple copies of Fund reports and information statements, or if you currently receive multiple copies and would like to request a single copy, please call one of the Funds' representatives at 1-800-992-8151 or write to the address above.

                               INDEX OF APPENDICES


APPENDIX A:     FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

APPENDIX B:     FEE RATES AND NET ASSETS OF FUNDS ADVISED BY SUBADVISERS WITH
                SIMILAR INVESTMENT OBJECTIVES AND POLICIES

APPENDIX C:     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ASTON AND THE
                SUBADVISERS

APPENDIX D:     BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

APPENDIX E:     TRUSTEES AND EXECUTIVE OFFICERS OWNERSHIP OF FUND SHARES

                                   APPENDIX A

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                       BETWEEN ASTON ASSET MANAGEMENT LLC
                                AND [SUBADVISER]

     SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this [     ] day
of [ ], 2007 by and between ASTON ASSET MANAGEMENT LLC (hereinafter referred to as the "Investment Adviser") and [SUBADVISER] (hereinafter referred to as the "Subadviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                              W I T N E S S E T H:

     WHEREAS, the Investment Adviser has been retained by Aston Funds, a Delaware statutory trust (the "Trust"), a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a "Fund" and collectively, the "Funds" of the Trust);

     WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments with respect to such portion of the Funds' assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (the "Allocated Assets"), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

     1. In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser ("Investment Advisory Agreement") with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as Subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.

     2. As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, in an amount equal to 50% of the positive difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.

     [For the Aston/ABN AMRO Global Real Estate Fund only: As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, in an amount equal to 50% of the Base Fee Rate, except as may be otherwise provided in this paragraph and the immediate following paragraph. The "Base Fee Rate" shall be fifty percent (50%) of the positive or negative difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.

     If the value of Allocated Assets is greater than $25 million as of the calculation date, the fee payable to the Subadviser shall be the higher of the Base Fee Rate and the Adjusted Fee Rate. The Adjusted Fee Rate shall mean the average daily net asset value of the Allocated Assets during the period multiplied by an annual rate calculated as follows:

                     ALLOCATED ASSETS                       ANNUAL RATE
                     ----------------                       -----------
Up to $25 million.........................................      .00%
Greater than $25 million and up to $50 million............      .25%
Greater than $50 million and up to $100 million...........      .35%
Greater than $100 million.................................      .50%]


     For the purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus (as used herein this term includes the related Statement of Additional Information).

     If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Subadviser's compensation for such fraction of the month shall be prorated based on the number of calendar days of such month during which the Agreement is effective.

     3. This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund's name as set forth on Schedule A hereto (the "Effective Date"), provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

     4. This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically with respect to a Fund without the payment of any penalty upon termination of the Investment Advisory Agreement relating to a Fund (accompanied by simultaneous notice to the Subadviser) or upon ten days' written notice to the Subadviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon sixty days' written notice to the Investment Adviser and the Trust.

     This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund if so required by the 1940 Act (in each case as the term "assignment" is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance).

     5. Subject to the oversight of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectus, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

           (a) shall act in conformity with the Trust's Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Subadviser with copies of the Trust's Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;

           (b) will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund, provided that the Subadviser will not pay for or provide a credit with respect to any research provided to it in accordance with
Section 5(c);

           (c) will place orders pursuant to its investment determinations for each Fund either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

           (d) will review the daily valuation of securities owned by the Allocated Assets of each Fund as obtained on a daily basis by the Fund's administrator and furnished by it to Subadviser, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Subadviser is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;

           (e) unless otherwise instructed, will be responsible for voting all proxies of each Fund in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the "Proxy Policy"), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;

           (f) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder; and

           (g) will maintain books and records with respect to the securities transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser's reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     6. The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a "Sub-Advised Fund"). The Subadviser agrees that it will not consult with any other unaffiliated subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

     7. Subadviser agrees with respect to the services provided to each Fund that it:

           (a) will promptly communicate to the Investment Adviser such information relating to Fund transactions as the officers and Trustees of the Trust may reasonably request and as communicated to the Subadviser; and

           (b) will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     8. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided, that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund's proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the 1940 Act.

     9. It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     10. The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust's contract with each Fund's custodian from time to time (the "Custodian"), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     11. The Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this agreement except that nothing herein contained shall be construed to protect the Subadviser against any liability by reason of the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

     12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

     13. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

     14. Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

     To the Investment Adviser at:

           Aston Asset Management LLC
           120 North LaSalle Street, 25th Floor
           Chicago, Illinois 60602
           Attn: President
           Facsimile: (312) 268-1380

     To the Subadviser at:

           [SUBADVISER]
           [STREET]
           [CITY, STATE, ZIP CODE]
           Attn: President
           Facsimile: [(    )     -     ]

     To a Fund or the Trust at:

           Aston Funds
           120 North LaSalle Street, 25th Floor
           Chicago, Illinois 60602
           Attn: President
           Facsimile: (312) 268-1380

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

     15. The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


ATTEST:                                       ASTON ASSET MANAGEMENT LLC

                                              By: -------------------------------------
-----------------------------------------

ATTEST:                                       [SUBADVISER]

                                              By: -------------------------------------
-----------------------------------------

                                   SCHEDULE A

FUND                                   EFFECTIVE DATE                     INITIAL TERM
----                                   --------------                     ------------
[FUND]                               [October 17, 2007/               [December 31, 2008/
                                      November 1, 2007/                December 31, 2009]
                                      January 1, 2008]

                                   APPENDIX B

                  FEE RATES AND NET ASSETS OF FUNDS ADVISED BY
           SUBADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES

                              FEE RATE OF         NET ASSETS OF
FUND          SIMILAR FUND   SIMILAR FUND          SIMILAR FUND
----          ------------   ------------   -------------------------
Aston/ABN     Penn Series    0.425% on      AAAM managed
  AMRO        Large Cap      the first      approximately $32 million
  Growth      Growth Fund    $50 million    on behalf of the fund as
  Fund                       0.400% over    of 10/31/07
                             $50 million

Aston/Montag  ABN AMRO US    0.20% -        Montag & Caldwell managed
  & Caldwell  Equity         0.35% on all   approximately $343
  Growth      Growth Fund    assets         million on behalf of the
  Fund                                      fund as of 1/10/08

Aston/River   River-         0.50% on all   River Road managed
  Road Small  source --      assets         approximately $244
  Cap Value   Variable                      million on behalf of the
  Fund        Portfolio                     fund as of 10/31/07
              Small Cap
              Value Fund

Aston/Vere-   Managers       0.50% on all   Veredus managed
  dus         Special        assets         approximately $463
  Aggressive  Equity Fund                   million on behalf of the
  Growth                                    fund as of 10/31/07
  Fund

                                   APPENDIX C

     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ASTON AND THE SUBADVISERS

                    PRINCIPAL OFFICERS AND DIRECTORS OF ASTON

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
----------------                           -----------------------------------------
Stuart D. Bilton, CFA                      Chief Executive Officer and Member
120 N. LaSalle Street
Chicago, IL 60602

Kenneth C. Anderson                        President and Member; CPA
120 N. LaSalle Street
Chicago, IL 60602

Gerald F. Dillenburg                       Chief Compliance Officer, Chief Financial
120 N. LaSalle Street                      Officer and Member; CPA
Chicago, IL 60602


   PRINCIPAL OFFICERS AND DIRECTORS OF FORTIS INVESTMENT MANAGEMENT USA, INC.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
----------------                           -----------------------------------------
Richard Wohanka                            Chief Executive Officer, Director

Keith Rake                                 Chief Operating Officer

William De Vijlder                         Chief Investment Officer, Director

William Braman                             Head of Americas
                                           Chief Compliance Officer, Director

John Barletta                              Director

Waldo Abbot                                Director

              PRINCIPAL OFFICERS AND DIRECTORS OF MONTAG & CALDWELL


NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
----------------                           -----------------------------------------
Ronald E. Canakaris                        Chairman, President, Chief Investment
3455 Peachtree Road NE, Suite 1200         Officer and Director
Atlanta, GA 30326

William A. Vogel                           Chief Executive Officer, Executive Vice
3455 Peachtree Road NE, Suite 1200         President and Director
Atlanta, GA 30326

Rebecca M. Keister                         Executive Vice President, Chief
3455 Peachtree Road NE, Suite 1200         Compliance Officer and Secretary
Atlanta, GA 30326

Albertus P. Schouws                        Director
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Brian W. Stahl                             Vice President and Treasurer
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Sarah A. Russell                           Director
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Janet B. Bunch                             Executive Vice President and Director
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Grover C. Maxwell                          Executive Vice President
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Thomas Leavitt                             Director
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

                 PRINCIPAL OFFICERS AND DIRECTORS OF RIVER ROAD

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
----------------                           -----------------------------------------
James C. Shircliff                         Chief Executive Officer, Member, Board of
462 South Fourth Street, Suite 1600        Managers
Louisville, KY 40202

Richard A. Beck                            President, Member, Board of Managers
462 South Fourth Street, Suite 1600
Louisville, KY 40202

Henry W. Sanders                           Senior Portfolio Manager, Member, Board
462 South Fourth Street, Suite 1600        of Managers
Louisville, KY 40202

Thomas D. Mueller                          Chief Operating Officer and Chief
462 South Fourth Street, Suite 1600        Compliance Officer
Louisville, KY 40202

Thomas Leavitt                             Member, Board of Managers
135 South LaSalle Street, Suite 2300
Chicago, IL 60603

Andrew A. King                             Member, Board of Managers
Mayfield House
Rogate
West Sussex
GU31 5 HN
England



                   PRINCIPAL OFFICERS AND DIRECTORS OF VEREDUS

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
----------------                           -----------------------------------------
Bruce A. Weber                             President, Chief Executive Officer and
6060 Dutchmans Lane, Suite 320             Director
Louisville, KY 40205

Charles P. McCurdy, Jr.                    Executive Vice President, Portfolio
6060 Dutchmans Lane, Suite 320             Manager and Director
Louisville, KY 40205

James R. Jenkins                           Vice President, Chief Compliance Officer
6060 Dutchmans Lane, Suite 320             and Chief Operating Officer
Louisville, KY 40205

Thomas Leavitt                             Director
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

Scott Marinko                              Director
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

Andrew King                                Director
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

                                   APPENDIX D

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES


                               ASTON BALANCED FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            DCGT                                                   2,590,760.523        51.7697%
                   711 High Street
                   Des Moines, IA 50303




                     ASTON/ABN AMRO GLOBAL REAL ESTATE FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            ABN AMRO Asset Management Holdings Inc.                1,951,973.600        99.6937%
                   135 S LaSalle St Suite 2300
                   Chicago, IL 60603-4117




                           ASTON/ABN AMRO GROWTH FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                2,151,615.894        23.5124%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            DCGT                                                   1,046,141.231        11.4320%
                   711 High Street
                   Des Moines, IA 50303

Class N            Merrill Lynch Pierce Fenner & Smith                      782,973.503         8.5562%
                   4800 Deer Lake Dr East 3rd Fl
                   Jacksonville, FL 32246

Class I            State Street Bank & Trust Co                          12,593,179.865        91.3244%
                   FBO ABN AMRO Group Retirement Trust
                   805 Pennsylvania Ave
                   Kansas City, MO 64105-1340

Class I            State Street Bank & Trust Co                             726,024.862         5.2651%
                   FBO ABN AMRO Retiree Medical
                   805 Pennsylvania Ave
                   Kansas City, MO 64105-1340

Class R            Nationwide Trust Company                                  23,208.948        55.1730%
                   P.O. Box 182029
                   Columbus, OH 43218-2029

Class R            Merrill Lynch Pierce Fenner & Smith                       16,805.730        39.9511%
                   4800 Deer Lake Dr East 3rd Fl
                   Jacksonville, FL 32246

                         ASTON/ABN AMRO REAL ESTATE FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            First Union National Bank                              2,861,130.672        67.5970%
                   1525 West WT Harris Blvd
                   Charlotte, NC 28288-1151

Class I            State Street Bank & Trust Co                           3,570,965.725        92.7882%
                   FBO ABN AMRO Group Retirement Trust
                   805 Pennsylvania Ave
                   Kansas City, MO 64105-1340

Class I            State Street Bank & Trust Co                             202,737.193         5.2679%
                   FBO ABN AMRO Retiree Medical
                   805 Pennsylvania Ave
                   Kansas City, MO 64105-1340




                      ASTON/MONTAG & CALDWELL BALANCED FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                  122,434.686        13.6580%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            B Franklin Skinner and Ruth Ann Skinner                   50,936.340         5.6821%
                   Atlanta, Georgia 30342-3616

Class I            PFPC Trust Co                                             42,359.601        74.5566%
                   FBO George Jaleel
                   Duluth, GA 30096-3161

Class I            PFPC Trust Co                                              9,048.722        15.9265%
                   FBO James B Thomas
                   Wilmington, DE 19806-2212

                       ASTON/MONTAG & CALDWELL GROWTH FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                6,019,208.213        21.2560%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            Salomon Smith Barney Inc.                              3,501,932.372        12.3666%
                   388 West 34th St -- 3rd Floor
                   New York, NY 10001

Class I            Nationwide Trust Co                                    6,294,671.487        13.3655%
                   FBO Southwest Airlines Pilots Retirement
                   Savings Plan
                   98 San Jacinto Blvd Ste 1100
                   Austin, TX 78701-4255

Class I            First Union National Bank                              5,100,457.157        10.8298%
                   1525 West WT Harris Blvd
                   Charlotte, VA 28288-1151

Class I            Charles Schwab & Co Inc                                4,692,228.244         9.9631%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class I            State Street Bank & Trust Co.                          3,536,173.268         7.5084%
                   FBO ABN AMRO Group Retirement Trust
                   805 Pennsylvania Ave
                   Kansas City, MO 64105-1340

Class R            Nationwide Trust Company                                 245,822.118        98.4478%
                   P.O. Box 182029
                   Columbus, OH 43218-2029




                   ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            William Vogel                                             68,187.888        31.5784%
                   Atlanta, GA 30350-3617

Class N            Ronald Canakaris                                          17,192.248         7.9619%
                   Atlanta, GA 30350-3703

Class N            Grover C Maxwell III                                      11,460.900         5.3076%
                   Atlanta, GA 30305

Class N            Charles Hagood                                            11,460.900         5.3076%
                   Atlanta, GA 30326-4202

Class N            James L Deming                                            11,460.900         5.3076%
                   Atlanta, GA 30342

Class N            Michael A Nadal                                           11,460.900         5.3076%
                   Atlanta, GA 30309-1504

Class N            Charles E Markwalter                                      11,460.900         5.3076%
                   Atlanta, GA 30306

Class N            Janet Bunch                                               11,460.900         5.3076%
                   Canton, GA 30115-6683

Class N            M Scott Thompson and                                      11,460.900         5.3076%
                   Lebby H Thompson
                   Atlanta, GA 30305-3248

                   ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            PFPC Wrap Services                                       775,210.223        29.8123%
                   FBO Morningstar
                   760 Moore Road
                   King of Prussia, PA 19406

Class N            Charles Schwab & Co Inc                                  729,523.119        28.0554%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            Hillside Inc                                             132,531.221         5.0968%
                   690 Courtenay Dr NE
                   Atlanta, GA 30306-3421

Class I            Highbury Financial Inc                                    16,705.411         100.00%
                   999 18th St Ste 3000
                   Denver, CO 80202-2449




                      ASTON/RIVER ROAD SMALL CAP VALUE FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                2,070,015.234        12.6787%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            Minnesota Life                                         1,131,803.763         6.9322%
                   400 Robert St N
                   Saint Paul, MN 55101-2006

Class I            Charles Schwab & Co Inc                                1,759,858.349        30.8692%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class I            Chittenden Trust Co Agent                                777,011.657        13.6293%
                   FBO NFL Players Annuity & Insurance Co
                   2 Burlington Sq
                   Burlington, VT 05401-4412

Class I            MAC & Co                                                 515.100.362         9.0352%
                   FBO NFL Player/Lipper
                   525 William Penn Pl
                   P.O. Box 3198
                   Pittsburgh, PA 15230-3198

                       ASTON/RIVER ROAD SMALL-MID CAP FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                  439,440.053        55.5457%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            PFPC Wrap Services                                        73,341.236         9.2704%
                   FBO Morningstar
                   760 Moore Road
                   King of Prussia, PA 19406

Class N            IITC & Co                                                 47,625.511         6.0199%
                   507 Canyon Blvd
                   Boulder, CO 80302

Class I            Fidelity Investments Institutional Oper Co Inc         3,067,313.522        59.9407%
                   100 Magellan Way
                   Mailzone KW1C
                   Covington, KY 41015-1987

Class I            SEI Private Trust Co.                                    589,582.044        11.5215%
                   C/O Suntrust
                   One Freedom Valley Drive
                   Oaks, PA 19456

Class I            Charles Schwab & Co Inc                                  420,457.176         8.2165%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class I            NFS LLC                                                  363,542.840         7.1043%
                   FEBO USB
                   FBO Det Pro Soci of Jesus-Small CA
                   P.O. Box 1787
                   Milwaukee, WI 53201




                      ASTON/VEREDUS AGGRESSIVE GROWTH FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                1,621,579.714        24.2360%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            CitiGroup Global Markets Inc                             471,907.070         7.0531%
                   333 West 34th St -- 3rd Floor
                   New York, NY 10001

Class I            First Union National Bank                              2,583,435.234        40.4273%
                   1525 West WT Harris Blvd
                   Charlotte, VA 28288-1151

Class I            State Street Bank & Trust Co.                          1,134,780.546        17.7578%
                   FBO ABN AMRO Group Retirement Trust
                   805 Pennsylvania Ave
                   Kansas City, MO 64105-1340

Class I            DCGT                                                     612,273.837         9.5813%
                   711 High Street
                   Des Moines, IA 50303

                           ASTON/VEREDUS SCITECH FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Patterson & Co                                            47,211.853        15.0617%
                   FBO The Robert E Morris Company
                   1525 West WT Harris Blvd
                   Charlotte, NC 28288-1151

Class N            Charles Schwab & Co Inc                                   23,768.039         7.5826%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class N            NFS LLC                                                   22,321.429         7.1211%
                   Ramzi H. Daniel
                   Los Angeles, CA 90024

Class N            DCGT                                                      21,205.387         6.7650%
                   711 High Street
                   Des Moines, IA 50303




                        ASTON/VEREDUS SELECT GROWTH FUND


TITLE OF CLASS               SHAREHOLDER NAME AND ADDRESS               SHARES OWNED      PERCENT OF CLASS
-----------------  -----------------------------------------------   ------------------   ----------------
Class N            Charles Schwab & Co Inc                                1,849,591.850        49.8793%
                   101 Montgomery St
                   San Francisco, CA 94104-4122

Class I            DCGT                                                     118,871.579        50.4772%
                   711 High Street
                   Des Moines, IA 50303

Class I            LPL Financial Services                                    13,794.151         5.8575%
                   9785 Towne Centre Drive
                   San Diego, CA 92121-1968

                                   APPENDIX E

            TRUSTEES AND EXECUTIVE OFFICERS OWNERSHIP OF FUND SHARES



     To the best knowledge of the Funds, as of or about November 30, 2007 the executive officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of each class of each Fund, except Class N of Aston/River Road Dynamic Equity Income Fund and Class I of Aston/Veredus Select Growth Fund. Share ownership of each of Class N of Aston/River Road Dynamic Equity Income Fund and Class I of Aston/Veredus Select Growth Fund is shown below.


                                                                         NUMBER OF    PERCENT OF
NAME OF TRUSTEE/EXECUTIVE OFFICER       FUND NAME AND CLASS NAME       SHARES OWNED      CLASS
---------------------------------  ---------------------------------   ------------   ----------
DISINTERESTED TRUSTEES
Leonard F. Amari.................  Aston/River Road Dynamic Equity            0.00
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

Robert A. Kushner................  Aston/River Road Dynamic Equity            0.00
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

Gregory T. Mutz..................  Aston/River Road Dynamic Equity            0.00
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

Robert B. Scherer................  Aston/River Road Dynamic Equity       2,871.310           *
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-     1,436.782           *
                                   Class I

Nathan Shapiro...................  Aston/River Road Dynamic Equity            0.00
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

Denis Springer...................  Aston/River Road Dynamic Equity            0.00
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

INTERESTED TRUSTEE AND OFFICERS
Stuart D. Bilton.................  Aston/River Road Dynamic Equity      46,616.578       1.83%
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

Kenneth C. Anderson..............  Aston/River Road Dynamic Equity       1,205.710           *
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-          0.00
                                   Class I

Gerald F. Dillenburg.............  Aston/River Road Dynamic Equity       1,396.027           *
                                   Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-     2,941.139       1.47%
                                   Class I

Trustees and executive officers    Aston/River Road Dynamic Equity      52,089.625       2.04%
  (as a group)...................  Income Fund-Class N

                                   Aston/Veredus Select Growth Fund-     4,377.921       2.18%
                                   Class I




--------

    * To the best knowledge of the Funds, the ownership of shares of the class of the Fund by the named Trustee or executive officer constituted less than 1% of the outstanding shares.



                                       E-1